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                                                                    Exhibit 10.4

                    AMENDMENT TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of May 29, 1998, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), the BANKS listed on the signature pages hereof, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Banks have entered into the Second Amended and Restated Revolving Credit Agreement, dated as of November 26, 1997 (the "Credit Agreement"); and

                  WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Guaranties. The final sentence of Section 3.3(a) of the Credit Agreement is hereby deleted, and all references in the Credit Agreement to "Subsidiary Guaranties" and "Subsidiary Guarantors" are hereby deemed

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deleted. In addition, the Banks hereby confirm that the Unconditional Guaranty
Agreement by AMB Property II, L.P. and Long Gate LLC is hereby terminated and of no further force or effect.

                  3. Restrictions on Recourse Debt. The following is hereby added to Section 5.16: "Notwithstanding anything contained herein to the contrary, in no event shall the Borrower at any time permit its Consolidated Subsidiaries, other than AMB Property Corporation, to incur third party Recourse Debt."

                  4. Effective Date. This Amendment shall become effective upon receipt by the Agent of counterparts hereof signed by the Borrower (the date of such receipt being deemed the "Effective Date").

                  5. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

                  6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.



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                  7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  8. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

                  9. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


Borrower:                           AMB PROPERTY, L.P.

                                    By:     AMB Property Corporation,
                                            its general partner

                                    By:______________________________
                                    Name:
                                    Title:


FOR PURPOSES OF CONFIRMING AND RATIFYING THE CONTINUED EFFECTIVENESS OF THE UNCONDITIONAL GUARANTY AGREEMENT, DATED AS OF NOVEMBER 26, 1997, BY AMB PROPERTY
CORPORATION:

Confirmed and Ratified:

AMB PROPERTY CORPORATION


By:________________________________
    Name:
    Title:

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Agent and Bank:                     MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as a Bank and as Agent

                                    By:_________________________________________
                                        Name:
                                        Title:

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Co-Agent and Bank:         COMMERZBANK AKTIENGESELLSCHAFT,
                               LOS ANGELES BRANCH


                                    By:_________________________________________
                                        Name:
                                        Title:


                                    By:
                                       _________________________________________
                                        Name:
                                        Title:

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Co-Agent and Bank:         FLEET NATIONAL BANK


                           By:____________________________________
                              Name:
                              Title:

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Co-Agent and Bank:         NATIONSBANK, N.A.(f/k/a/ NationsBank
                             of Texas, N.A.)

                           By:____________________________________
                              Name:
                              Title:



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Co-Agent and Bank:         PNC BANK, NATIONAL ASSOCIATION

                           By:____________________________________
                              Name:
                              Title:

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Bank:                      BANK OF AMERICA, NATIONAL TRUST
                             AND SAVINGS ASSOCIATION

                           By:___________________________________
                              Name:
                              Title:

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Bank:                      SOCIETE GENERALE, SOUTHWEST AGENCY


                           By:
                              ___________________________________
                              Name:
                              Title:

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Bank:                      DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                           By:___________________________________
                              Name:
                              Title:


                           By:___________________________________
                              Name:
                              Title:

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Bank:                      BANKERS TRUST COMPANY


                           By:___________________________________
                              Name:
                              Title:

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Bank:                      CORESTATES BANK, N.A.


                           By:___________________________________
                              Name:
                              Title:

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Bank:                      THE BANK OF NOVA SCOTIA, ACTING
                             THROUGH ITS SAN FRANCISCO AGENCY


                           By:___________________________________
                              Name:
                              Title:

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Bank:                      THE INDUSTRIAL BANK OF JAPAN,
                             LIMITED, LOS ANGELES AGENCY


                           By:__________________________________
                              Name:
                              Title:





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Bank:                      UNION BANK OF CALIFORNIA, N.A.


                           By:_________________________________
                              Name:
                              Title:

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